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      MORGAN STANLEY VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009



                                                               AMOUNT OF     % OF
                                     OFFERING      TOTAL         SHARES    OFFERING  % OF FUNDS
  SECURITY     PURCHASE/    SIZE OF  PRICE OF     AMOUNT OF    PURCHASED  PURCHASED     TOTAL                 PURCHASED
  PURCHASED    TRADE DATE  OFFERING  SHARES       OFFERING      BY FUND    BY FUND     ASSETS      BROKERS       FROM
-------------  ----------  --------  --------  --------------  ---------  ---------  ----------  -----------  -----
BB & T          05/12/09      --      $20.000  $1,500,000,000     3,500     0.00%       0.23%    Goldman,     Goldman
Corporation                                                                                      Sachs &      Sachs
                                                                                                 Co., J.P.
                                                                                                 Morgan,
                                                                                                 Morgan
                                                                                                 Stanley,
                                                                                                 BB&T
                                                                                                 Capital
                                                                                                 Markets
State Street    05/18/09      --      $39.000  $2,000,037,000       800     0.00%       0.10%    Goldman,     Goldman
Corporation                                                                                      Sachs &      Sachs
                                                                                                 Co., Morgan
                                                                                                 Stanley,
                                                                                                 Barclays
                                                                                                 Capital,
                                                                                                 Credit
                                                                                                 Suisse,
                                                                                                 Merrill
                                                                                                 Lynch &
                                                                                                 Co., UBS
                                                                                                 Investment
                                                                                                 Bank

SunTrust        06/01/09      --      $13.000  $1,404,000,000       500     0.00%       0.02%    Goldman,     Goldman
Banks Inc.                                                                                       Sachs &      Sachs
                                                                                                 Co., Morgan
                                                                                                 Stanley,
                                                                                                 Sandler
                                                                                                 O'Neil &
                                                                                                 Partners,
                                                                                                 L.P.,
                                                                                                 SunTrust
                                                                                                 Robinson
                                                                                                 Humphrey
Transatlantic   06/04/09      --      $38.000  $  988,000,000    15,000     0.00%       0.19%    J.P.         JP Morgan
Holdings Inc.                                                                                    Morgan,
6/15/2014                                                                                        Dowling &
                                                                                                 Partners,
                                                                                                 Goldman,
                                                                                                 Sachs &
                                                                                                 Co., Lazard
                                                                                                 Capital
                                                                                                 Markets,
                                                                                                 Fox-Pitt
                                                                                                 Kelton
                                                                                                 Cochran
                                                                                                 Caronia
                                                                                                 Walker,
                                                                                                 Morgan
                                                                                                 Stanley
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